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                                                                   EXHIBIT 10.31

                                FOURTH AMENDMENT

     FOURTH AMENDMENT (this "Amendment"), dated as of December __, 2006, to the Amended and Restated Credit Agreement dated as of June 3, 2005 (the "Credit Agreement"), among Quiksilver, Inc., a Delaware corporation, Quiksilver Americas, Inc., a California corporation, the several banks and other institutions from time to time parties thereto (the "Lenders"), Bank of America, N.A., as documentation agent, Union Bank of California, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the "US Administrative Agent"), JPMorgan Chase Bank, N.A., London Branch, as an alternate currency fronting lender, J.P. Morgan Europe Limited, as alternate currency fronting agent (in such capacity, the "Alternate Currency Fronting Agent"), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     II. Amendments to Article I.

     (a) The definition of "Availability Event" is hereby amended and restated in its entirety to read as follows:

               "Availability Event": the occurrence of any date if, on such date the average sum of the daily Suppressed Availability and the daily Availability was less than US$25,000,000 for the preceding 30-day period."

     (b) The following definition is inserted in appropriate alphabetical order:

               "Suppressed Availability": at any time, the lesser of (a) the difference between (i) the sum of the US Borrowing Base and the Canadian Borrowing Base and (ii) the sum of the Aggregate US Revolving Loan Commitment and the Aggregate

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               Canadian Revolving Loan Commitment (provided, that such
               difference is not less than zero for purposes of this calculation) and (b) US$10,000,000."

     III. Amendments to Article II.

     (a)  Section 2.1(a) is hereby amended by deleting the phrase
          "US$100,000,000" set forth therein and substituting in lieu thereof the phrase "US$125,000,000".

     (b) Section 2.5(a) is hereby amended by deleting the second parenthetical set forth therein.

     (c)  Section 2.5(b) is hereby amended by deleting the phrase
          "US$100,000,000" set forth therein and substituting in lieu thereof the phrase "US$125,000,0000".

     IV. Amendments to Article V.

     (a) Section 5.2 is hereby amended by inserting after the phrase "Availability Event" the following parenthetical "(provided, that such Availability Event shall be deemed to be continuing until the average sum of the daily Suppressed Availability and the daily Availability is greater than or equal to US$30,000,000 for any 90-day period thereafter (calculated as of any date during such period to reflect the average sum of Availability and Suppressed Availability for the preceding 30 days))".

     (b) Section 5.8 is hereby amended by deleting the first parenthetical set forth therein and substituting in lieu thereof the phrase "(not more frequently than once per calendar year or, following the occurrence and during the continuance of an Availability Event at any time during a calendar year, twice per calendar year)".

     (c) Section 5.10 is hereby amended by inserting after the phrase "Availability Event" the following parenthetical "(provided, that such Availability Event shall be deemed to be continuing until the average sum of the daily Suppressed Availability and the daily Availability is greater than or equal to US$30,000,000 for any 90-day period thereafter (calculated as of any date during such period to reflect the average sum of Availability and Suppressed Availability for the preceding 30 days))".

     V. Amendments to Article VI.

     (a) Section 6.1 is hereby amended and restated in its entirety to read as follows:

               "SECTION 6.1. Financial Condition Covenants. Following the occurrence and during the continuance of an Availability Event, Quiksilver will not permit the Fixed Charge Coverage Ratio, calculated as of the most recent financial statements of Quiksilver delivered in accordance with Section 5.1, to be less than 1.1 to 1.0; provided, that such Availability Event shall be deemed to be continuing until the average sum of the daily Suppressed Availability and the daily Availability is greater than or equal to US$30,000,000 for any 90-day period thereafter (calculated as of any date during such period to reflect the average sum of Availability and Suppressed Availability for the preceding 30 days)."


                                       2

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     (b)  Section 6.2(k) is hereby amended by deleting clause (ii) in its entirety and substituting in lieu thereof a new clause (ii) to read as follows:

               "(ii) after giving pro forma effect thereto, the average sum of the daily Suppressed Availability and the daily Availability was not less than $25,000,000 for any period of 30 consecutive days during the 6-month period ending on the date on which such incurrence is to occur".

     (c) Section 6.2(l) is hereby amended by deleting the proviso set forth therein in its entirety and substituting in lieu thereof a new proviso to read as follows:

               "provided, that no such Indebtedness of any Subsidiary (other than any Loan Party) to any Loan Party shall be permitted to be incurred to the extent that (x) after giving pro forma effect thereto, the average sum of the daily Suppressed Availability and the daily Availability was less than $25,000,000 for any period of 30 consecutive days at any time during the 3-month period ending on the date on which such incurrence is to occur and (y) a Default or an Event of Default has occurred and is continuing or would be cause thereby; and"

     (d)  Section 6.2(m) is hereby amended by deleting the phrase
          "US$35,000,000" set forth therein and substituting in lieu thereof the phrase "US$65,000,000".

     (e) Section 6.6 is hereby amended by deleting the first clause (x) set forth therein in is entirety and substituting in lieu thereof a new clause (x) to read as follows:

               "(x) after giving pro forma effect thereto the average sum of the daily Suppressed Availability and the daily Availability was not less than $25,000,000 for any period of 30 consecutive days during the 6-month period ending on the date on which such Restricted Payment is to be made,"

     (f) Section 6.7(d) is hereby amended by (x) deleting the phrase "US$10,000,000" set forth therein and substituting in lieu thereof the phrase "US$25,000,000", (y) deleting the phrase ", and US$50,000,000 in the aggregate, during the term of this Agreement" set forth therein in its entirety and (z) deleting the first parenthetical set forth therein and substituting in lieu thereof the phrase "(provided, that no restriction on the cash Consideration for Permitted Acquisitions shall be applicable if, after giving pro forma effect thereto, the average sum of the daily Suppressed Availability and the daily Availability was not less than $25,000,000 for any period of 30 consecutive days during the 3-month period ending on the date on which such Permitted Acquisition is to be consummated)".

     (g) Section 6.7(i) is hereby amended and restated in its entirety to read as follows:

               "(i) investments in an aggregate amount not to exceed US$27,000,000 by Quiksilver, the US Borrower or QS Holdings S.a.r.l. in Quiksilver Mexico JV pursuant to a joint venture agreement dated as of September 26, 2005, Quiksilver Brazil JV pursuant to a joint venture agreement dated as of November 1, 2004 or a Subsidiary or joint venture in Russia pursuant to a joint venture agreement."


                                       3

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     (h)  Section 6.13 is hereby amended by deleting clause (a) in its entirety and substituting in lieu thereof a new clause (a) to read as follow:

               "(a) after giving pro forma effect thereto, the average sum of the daily Suppressed Availability and the daily Availability was not less than $25,000,000 for any period of 30 consecutive days during the 6-month period ending on the date on which such prepayment or redemption is to be made"

     VI. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which (x) the Borrowers and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the US Administrative Agent this Amendment and (y) the US Borrower has paid and reimbursed the Administrative Agents for all of their out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agents.

     VII. Representations and Warranties. The Borrowers hereby represent and warrants that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

     VIII. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.

     IX. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     X. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                            [signature pages follow]


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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        QUIKSILVER, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QUIKSILVER AMERICAS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        JPMORGAN CHASE BANK, N.A., as US
                                        Administrative Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        BANK OF AMERICA, N.A., as Documentation
                                        Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        UNION BANK OF CALIFORNIA, N.A., as
                                        Syndication Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        ALLIED IRISH BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        GENERAL ELECTRIC CAPITAL CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        HSBC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        ISRAEL DISCOUNT BANK NEW YORK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        CALYON


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        NATEXIS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        BNP-PARIBAS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        SOCIETE GENERALE


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

                                        QS RETAIL, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QS WHOLESALE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DC SHOES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HAWK DESIGNS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERVIN MANUFACTURING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FIDRA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ROSSIGNOL SKI COMPANY INCORPORATED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

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                                        SKIS DYNASTAR, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ROGER CLEVELAND GOLF COMPANY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page